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Corporate Trust Services
PO Box 778
Boston, MA 02102-0778

                                 CERTIFICATIONS

Public Facility Loan Trust

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, George Davison, Officer of U.S. Bank National Association as Successor to State Street Bank and Trust Company as owner Trustee of the Public Facility Loan Trust, certify that:

1. I have reviewed this report on Form NSAR-B of Public Facilities Loan Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

Date: March 14, 2003                U.S. Bank National Association


                                    By: /s/ George Davison
                                        -------------------------
                                    [Signature]
                                    [Title] Officer

                                   SIGNSTURES
                          [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Public Facilities Loan
Trust________________________________________


By: U.S. Bank National Association as Owner Trustee

By: /s/ George Davison
    --------------------------
    George Davison, Officer

Date March 14, 2003

* Print the name and title of each signing officer under his or her signature.

By the Commission.